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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     of the Securities Exchange Act of 1934


                                 March 12, 2002
                                 ---------------
                Date of report (Date of Earliest Event Reported)




                            PRECISION AUTO CARE, INC.
             (Exact name of Registrant as specified in Its Charter)



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
              VIRGINIA                                    0-29478                                54-1847851
------------------------------------        ------------------------------------        ---------------------------
(State or other jurisdiction of             (Commission File Number)                          (I.R.S. Employer
          incorporation)                                                                   Identification No.)
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                748 Miller Drive, S.E., Leesburg, Virginia 20175
               ---------------------------------------------------
              (Address of principal executive offices and zip code)




                                 (703) 777-9095
               --------------------------------------------------
               Registrant's telephone number, including area code


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ITEM 5.  OTHER EVENTS.

         Issuance of Press Release Regarding Extension of of Rights Offering.

         On March 12, 2002, Precision Auto Care, Inc. issued a press release announcing the extension of its rights offering from March 15, 2002 to April 5, 2002.

         A copy of such press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits

                  Exhibit 99.1 Press release dated March 12, 2002, announcing the extension of Precision Auto Care, Inc.'s rights offering.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRECISION AUTO CARE, INC.


Date: March 12, 2002                        By:      /s/ Robert R. Falconi
                                                     --------------------------
                                                     Robert R. Falconi
                                                     Chief Financial Officer


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                                LIST OF EXHIBITS

99.1 Press release dated March 12, 2002, announcing the extension of Precision Auto Care, Inc.'s rights offering.